AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT


         AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT (this "Agreement") dated as of January 31, 1997, by and among Chocamerican, Inc., a Delaware corporation ("Chocamerican"), The Prudential Insurance Company of America, a New Jersey mutual insurance company ("Prudential"), Principal Mutual Life Insurance Company, an Iowa corporation ("Principal"), Pruco Life Insurance Company, an Arizona corporation ("Pruco"), Contrarian Capital Advisors, L.L.C., a Delaware limited liability company, as agent ("Contrarian"), Mrs. Fields Inc., a Delaware corporation ("MFI"), Mrs. Fields Holding Company, Inc., a Delaware corporation ("Holding", and together with Contrarian, Chocamerican, Prudential, Principal, Pruco and MFI, and their respective successors and assigns and any transferee of any of the Notes, the "Subordinated Beneficiaries"), LaSalle National Bank, a national banking association (together with its successors and assigns and any transferee of any "LaSalle Notes" (as defined below), the "Senior Beneficiaries") (collectively, the Subordinated Beneficiaries and the Senior Beneficiaries are herein referred to as the "Beneficiaries"), Mrs. Fields' Original Cookies, Inc., a Delaware corporation (with its successors, the "Store Company"), as a grantor of the security interests and liens in the Collateral referred to below, and Mrs. Fields Cookies Australia, a Utah corporation ("Mrs. Fields Australia"), Fairfield Foods, Inc., a New Jersey corporation ("Fairfield"), and Mrs. Fields' Other Names, Inc., a Delaware corporation ("Mrs. Fields' Other Names") also as grantors of the security interests and liens in the Collateral referred to below, and The Bank of New York, as collateral agent appointed pursuant to this Agreement (the "Collateral Agent") in connection with
(i) that certain Senior Note and Senior Subordinated Note Agreement (the "Note Agreement"), dated as of September 18, 1996, among the Subordinated
Beneficiaries and the Store Company, and (ii) that certain Loan Agreement (as amended, restated, modified or supplemented and in effect from time to time, the "Loan Agreement") dated as of January __, 1997 between the Senior Beneficiaries and the Store Company and the Revolving Note issued by the Store Company thereunder (as amended, restated, modified or supplemented and in effect from time to time, and including any replacement notes issued therefor, the "LaSalle Notes").

                                    RECITALS

         WHEREAS, in connection with closing of the transactions contemplated by the Note Agreement, the Store Company, Mrs. Fields Australia and Fairfield
executed and delivered in favor of the Collateral Agent, as agent for the Subordinated Beneficiaries, that certain Security Agreement dated as of September 18, 1996, and those certain Trademark Security Agreement and Copyright Security Agreement, each dated as of September 18, 1996, referred to in such Security Agreement; and (ii) the Store Company executed and delivered in favor of the Collateral Agent, as agent for the Subordinated Beneficiaries, that certain Stock Pledge Agreement dated as of September 18, 1996; and (iii) that certain Collateral Agency Agreement by and among the Subordinated Beneficiaries, the Store Company and the Collateral Agent; and

         WHEREAS, the Store Company has requested that the Senior Beneficiaries make certain loans and extensions of credit to the Store Company on and subject to the terms and conditions of the Loan Agreement and, in connection therewith, Mrs. Fields' Other Names is becoming a party to the Security Documents (other than the Stock Pledge Agreement); and

         WHEREAS, it is a condition precedent to the obligation of the Senior Beneficiaries to make loans and extensions of credit to the Store Company under the Loan Agreement that the parties amend and restate the Collateral Agency Agreement in its entirety as set forth herein; and

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the foregoing recitals and the mutual covenants and promises set forth herein, the parties hereto agree as follows:


                                    ARTICLE I

                            AMENDMENT AND RESTATEMENT

         The Collateral Agency Agreement dated as of September 18, 1996 by and among the Subordinated Beneficiaries, the Store Company and the Collateral Agent is hereby amended and restated in its entirety as set forth in this Amended and Restated Collateral Agency Agreement. Concurrently with such amendment and restatement, LaSalle, as the sole Senior Beneficiary at this time, and Mrs. Fields' Other Names are becoming parties hereto.


                                   ARTICLE II

                              TERMS AND DEFINITIONS

         2.1 Definitions. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Note Agreement.

         (b) For purposes of this Agreement, the following terms shall have the meanings indicated:

                  "Event of Default" means each "Event of Default" as defined in the Loan Agreement and each "Event of Default" as defined in the Note Agreement.
                  "Intercreditor Agreement" shall mean that certain Subordination and Intercreditor Agreement dated as of January 31, 1997 by and among the Subordinated Beneficiaries parties hereto, LaSalle and the Store Company, as the same may be amended, restated, modified or supplemented and in effect from time to time.

          "LaSalle" means LaSalle National Bank, a national banking association.

                  "LaSalle Obligations" means the obligations of the Store Company and its Subsidiaries from time to time under the Loan Agreement (or while any commitment of LaSalle remains in effect thereunder), the LaSalle Notes and the other "Loan Documents" referred to in the Loan Agreement.

                  "Majority Bank Lenders" means the holders of at least a majority in dollar amount of the aggregate unpaid principal amount of the LaSalle Obligations at the time outstanding.

                  "Majority Lenders" means (i) for so long as both Senior Notes and LaSalle Obligations remain outstanding, the holders of at least a majority in dollar amount of the aggregate unpaid principal amount then outstanding of (x) the LaSalle Obligations, plus (y) the Senior Notes;
         (ii) for so long as both Senior Subordinated Notes and LaSalle Obligations remain outstanding and none of the Senior Notes remain outstanding, the holders of at least a majority in dollar amount of the aggregate unpaid principal amount then outstanding of (x) the LaSalle Obligations, plus (y) the Senior Subordinated Notes; (iii) at any time when no LaSalle Obligations remain outstanding and all obligations of the Senior Beneficiaries to make loans or extensions of credit to the Store Company under the Loan Agreement have terminated and are of no further force or effect, the Majority Note Lenders; and (iv) at any time when no Note Obligations remain outstanding, the Majority Bank Lenders.

                  "Majority Note Lenders" means (i) for so long as any Senior Notes remain outstanding, the Majority Chocamerican Senior Lenders and the Majority MFI Lenders (as each such term is defined in the Note Agreement) and (ii) if none of the Senior Notes remain outstanding, the Majority Senior Subordinated Lenders (as such term is defined in the Note Agreement).

    "Note Obligations" means the "Obligations" as defined in the Note Agreement.

                  "Security Documents" means the agreements referred to in the first WHEREAS clause hereto, as the same may be amended, restated modified or supplemented and in effect from time to time.

                  "Standstill Notice" means a written notice from the Majority Bank Lenders to the Collateral Agent stating (i) that a "Senior
         Indebtedness Covenant Default" (as defined in the Intercreditor Agreement) is in existence, (ii) identifying a "Payment Blockage Commencement Date" under the Intercreditor Agreement, and (iii)
         directing the Collateral Agent, for the duration of the Standstill Period commencing on the specified Payment Blockage Commencement Date, to disregard any instructions from the Subordinated Beneficiaries directing the Collateral Agent to initiate or maintain any suit or other legal proceeding or other action seeking to sell or otherwise dispose of or otherwise exercise remedies in respect of any Collateral.

                  "Standstill Period" means the period of time beginning on a "Payment Blockage Commencement Date" specified by the Majority Bank Lenders in a Standstill Notice, and ending upon the earlier of:

                           (i) the date upon  which the  Majority  Bank  Lenders
                  notify the Collateral Agent that such Standstill Period has terminated; or

                           (ii) the date which is 120 days  after the  specified
                  Payment Blockage Commencement Date; or

                           (iii) the date (the  "Omega  Date")  upon  which such
                  Standstill Period shall have been in effect for a number of days which, when aggregated with any prior Standstill Periods in effect during the 365 day period immediately preceding the Omega Date, shall equal 120 days (e.g. Standstill Periods under this Agreement shall be in effect for a maximum of 120 days out of any period of 365 consecutive days);

         provided, however, that no facts or circumstances constituting a "Senior Indebtedness Covenant Default" (as defined in the Subordination Agreement) existing on any "Payment Blockage Commencement Date" may be used as a basis for any subsequent Standstill Notice unless such Senior Indebtedness Covenant Default has been cured or waived for a period of at least ten (10) consecutive days; and provided further that there shall not be more than three (3) Standstill Periods in effect during any period of 365 consecutive days.

         2.2      Interpretation.

                  (a) Unless the context otherwise indicates, words expressed in the singular shall include the plural and vice versa.

                  (b) Headings of articles and sections herein are solely for convenience of reference, do not constitute a part hereof and shall not affect the meaning, construction or effect hereof.

                  (c) The words "herein," "hereof," "hereby," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular section or subdivision hereof.

         2.3 Beneficiaries' Action or Instructions. (a) Any action permitted to be taken by the Subordinated Beneficiaries or any direction which the Subordinated Beneficiaries may give to the Collateral Agent, may be taken or given, as the case may be, by the Majority Note Lenders. Each Subordinated Beneficiary hereby represents and warrants to the Collateral Agent that it is a Subordinated Beneficiary and, on the date hereof, it holds the principal amount of Notes set forth opposite such Subordinated Beneficiary's name on Schedules B and C attached hereto and that the Collateral Agent shall have the right to assume that each such Subordinated Beneficiary shall continue to hold the principal amount of Notes set forth opposite such Subordinated Beneficiary's name on Schedules B and C attached hereto, until the Collateral Agent receives written notice signed by a Subordinated Beneficiary that has transferred its Notes, advising the Collateral Agent that it has transferred its Notes, which written notice also shall specify the transferees, the amount of Notes transferred by such Subordinated Beneficiary to each such transferee and the principal amount of Notes then held by such Subordinated Beneficiary (if any). Each Senior Beneficiary hereby represents and warrants to the Collateral Agent that it is a Senior Beneficiary and, on the date hereof, it holds the principal amount of LaSalle Notes set forth opposite such Senior Beneficiary's name on Schedule A attached hereto and that the Collateral Agent shall have the right to assume that each such Senior Beneficiary shall continue to hold the principal amount of LaSalle Notes set forth opposite such Senior Beneficiary's name on Schedule A attached hereto, until the Collateral Agent receives written notice signed by a Senior Beneficiary that has transferred its LaSalle Notes, advising the Collateral Agent that it has transferred its LaSalle Notes, which written notice also shall specify the transferees, the amount of LaSalle Notes transferred by such Senior Beneficiary to each such transferee and the principal amount of LaSalle Notes then held by such Senior Beneficiary (if any).

         (b) Any action permitted to be taken by the Senior Beneficiaries or any direction which the Senior Beneficiaries may give to the Collateral Agent, may be taken or given, as the case may be, by the Majority Bank Lenders.

                                   ARTICLE III

              APPOINTMENT AND COMPENSATION OF THE COLLATERAL AGENT

         3.1 Appointment of the Collateral Agent. Each Beneficiary hereby appoints and, by acquiring certain interests, rights, benefits, duties, and obligations under the Note Agreement, the Loan Agreement and the Security Documents, each case in accordance with the terms of such agreements, shall be deemed to have appointed The Bank of New York as Collateral Agent for such Beneficiary and irrevocably authorizes and empowers the Collateral Agent to (i) hold the Collateral for the benefit of all Beneficiaries, (ii) exercise such authority, rights, powers, and duties hereunder as specifically are delegated to and accepted by the Collateral Agent hereunder, and (iii) take such other action in connection with the foregoing as the Beneficiaries may from time to time direct in accordance with the terms and conditions of this Agreement. The Bank of New York, hereby accepts its appointment as Collateral Agent and agrees to perform the duties of the Collateral Agent specified herein and to exercise the powers granted hereby, in either case in accordance with the terms hereof. In performing its duties and functions in connection herewith, the Collateral Agent shall be considered to be acting in an administrative and ministerial capacity only and neither as trustee for any Beneficiary nor in its individual capacity.

         3.2 Compensation of the Collateral Agent. As compensation for its services as Collateral Agent, the Store Company agrees to pay the Collateral Agent, so long as this Agreement remains in effect, annually on each 15th day of October, the sum of Three Thousand Five Hundred Dollars ($3,500.00), payable by wire transfer: The Bank of New York, ABA No. 021000018, Account No. 254198, New York, New York, Attention: Tim Shea; and all the fees, costs and expenses incurred in good faith by the Collateral Agent (including, without limitation, the fees and disbursements of its counsel and other advisers as the Collateral Agent elects to retain) (i) arising in connection with the preparation, execution, delivery, performance, modification, and termination of this Agreement or any other Security Document or the enforcement of any of the provisions hereof or thereof or (ii) incurred or advanced in good faith in connection with the administration of the Collateral, the sale or other disposition thereof pursuant to any Security Document and the preservation, protection, or defense of the Collateral Agent's rights under the Security Documents and the other related documents and in and to the Collateral, or (iii) incurred in good faith by the Collateral Agent in connection with the resignation or removal of the Collateral Agent pursuant to Article 8 hereof. Additionally, the Store Company agrees (A) to indemnify and hold harmless the Collateral Agent from any present or future claim or liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied, or collected by any jurisdiction in connection with this Agreement, any other Security Document or any Collateral, and (B) to pay or to reimburse the Collateral Agent for any and all amounts in respect of all search, filing, recording, and registration fees, taxes, excise taxes, and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, filing, performance, and enforcement of this Agreement, each other Security Document, and all documents (including, without limitation, financing statements) provided for herein or therein.

                                   ARTICLE IV

                DUTIES, POWERS AND RIGHTS OF THE COLLATERAL AGENT

         4.1 Specific Duties of the Collateral Agent. The Collateral Agent shall have the following duties:

                  (a) upon the receipt by it of written instructions of the Majority Bank Lenders or the Majority Note Lenders, execute and deliver on behalf of the Beneficiaries such documents or instruments as the Majority Bank Lenders or the Majority Note Lenders shall deem necessary or appropriate from time to time to maintain the perfection of any Lien in, to, or upon the Collateral or any portion thereof, which has been, are or will be granted pursuant to any of the Security Documents;

                  (b) accept, on behalf of the Beneficiaries, any part of the Collateral delivered to it, including, without limitation, any certificated securities, instruments, and documents, and accept, on behalf of the Beneficiaries, any new Collateral given as security for the LaSalle Obligations and/or the Note Obligations, and execute and deliver, on behalf of the Beneficiaries and at the direction of the Majority Bank Lenders or the Majority Note Lenders, such documents or instruments as the Majority Bank Lenders or the Majority Note Lenders deem necessary or appropriate to evidence the creation of any Lien with respect thereto and to perfect such Lien;

                  (c) upon the receipt by it of written instructions executed by the Majority Bank Lenders and the Majority Note Lenders, release the Collateral or any portion thereof from any Liens thereon which were created pursuant to any of the Security Documents for the purposes of securing the LaSalle Obligations or upon the receipt by it of written instructions executed by the Majority Note Lenders, release the Collateral or any portion thereof from any Liens thereon which were created pursuant to any of the Security Documents for the purposes of securing the Note Obligations; provided, in either case, that in connection with a sale thereof for the benefit of the Senior Beneficiaries or the Subordinated Beneficiaries, such sale is effected in a commercially reasonable manner:

                  (d) furnish to each of the Beneficiaries, promptly upon receipt thereof, duplicates of all reports, notices, requests, demands, certificates, and other documents received by it under this Agreement or any of the other Security Documents, unless any such document shall state thereon that it has previously been furnished directly to the Beneficiaries;

                  (e) provide to each of the Beneficiaries a copy of all notices received from the issuer of any capital stock or securities which constitute Collateral and, upon receipt by it of written instructions of the Majority Bank Lenders exercise all rights and powers determined by the Majority Bank Lenders which are appurtenant to any such capital stock or securities which become a part of the Collateral (or, in the absence of receipt of such written instructions of the Majority Bank Lenders, upon receipt by the Collateral Agent of written instructions of the Majority Note Lenders, exercise all rights and powers determined by the Majority Note Lenders which are appurtenant to any such capital stock or securities), including, without limitation, the right to vote stock, to receive dividends or other distributions, and to grant or refrain from granting any consent or waiver;

                  (f) inform each of the Beneficiaries in writing of the existence of any Event of Default promptly upon learning of the same; provided, however, that it shall not be deemed to have any knowledge whatsoever of any Event of Default unless it has actually received written notice stating that an Event of Default has occurred from any of the Beneficiaries or the Store Company;

                  (g) upon receipt by it of written instructions of the Majority Bank Lenders or the Majority Note Lenders, take those actions determined by the Majority Bank Lenders or the Majority Note Lenders as necessary to protect and preserve the Collateral and realize on and foreclose upon the Collateral, including, without limitation, initiating (at the expense of Store Company) and defending any and all actions or proceedings which may be brought affecting any of the Collateral or any portion thereof or otherwise pursue any remedies available to any Beneficiary or to it in respect of the Collateral or any portion thereof, which actions may include, without limitation, initiating and conducting any public or private sale or pursuing any other actions or remedies relating to the Collateral or any portion thereof;

                  (h) provide, at the direction of the Majority Bank Lenders or the Majority Note Lenders, notice required by the Loan Agreement, the Note Agreement or the Security Documents, or by law, to the Store Company, or any other party entitled thereto, in order to take any actions required or authorized to be taken under this Agreement or specified in written instructions of the Majority Bank Lenders or the Majority Note Lenders;

                  (i) receive any and all amounts of any kind made pursuant to any of the Security Documents, including Section 7.2 hereof, and receive proceeds of the Collateral subsequent to an Event of Default and apply such amounts or proceeds as specified in section 5.2 hereof;

                  (j) receive any amounts payable under the Store Company's or any of its Subsidiaries' insurance policies and distribute such amounts all as specified in Section 5.2 of this Agreement;

                  (k) deliver a letter in the form attached hereto as Exhibit 4.1(k) to any franchisee or other licensee of the Store Company's or any of its Subsidiaries' trademarks upon the reasonable request of the Store Company; and

                  (l) take, or refrain from taking, such other actions (but only such actions that are set forth in this Agreement) as the Majority Bank Lenders or the Majority Note Lenders shall from time to time direct by written instruction; provided, however, that the Collateral Agent shall not take any action to initiate or maintain any suit or other legal proceeding or other action seeking to sell or otherwise dispose of or otherwise exercise remedies in respect of any Collateral pursuant to directions of the Majority Note Lenders during any Standstill Period which is in effect.

         4.2      Duties Limited.

                  (a) The Collateral Agent shall be obliged to perform such duties and only such duties as specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Collateral Agent, and the Collateral Agent shall be obliged to take any actions or exercise any rights, powers or remedies which are discretionary with the Collateral Agent under this Agreement only as may be specified in a written notice from the Majority Bank Lenders or the Majority Note Lenders; provided, however, that the Collateral Agent shall not take any actions specified in a written notice if the provisions of this Agreement expressly prohibit such action. Except as expressly provided herein or in written instructions of the Majority Bank Lenders or the Majority Note Lenders, the Collateral Agent shall not have any duty or obligation, express or implied, to:

                           (i) manage, control, use, maintain, sell, dispose of,
                  purchase, bid for, or otherwise deal with the Collateral or any portion thereof, or to otherwise take or refrain from taking any action under, or in connection with this Agreement or any of the other Security Documents, except to the extent required by law;

                           (ii) take any action  which  relates  to,  materially
                  affects, or impairs the amounts which the Beneficiaries may recover from disposition of the Collateral, including, without limitation, any election or waiver of remedies available under any of the Security Documents, or with respect to the Collateral or the manner of foreclosure upon the same; any determination of the order and timing of foreclosure upon any portion of the Collateral or of the amount of any credit bid to be entered at any public or private, judicial, or nonjudicial sale of the Collateral; the pursuit of any remedies against the Store Company or any of its Subsidiaries following the completion of foreclosure upon the Collateral; the compromise or settlement of any claims against the Store Company or any of its Subsidiaries including the conduct of any negotiations relating to the same or with a view toward the termination of any pending foreclosure proceedings;

                           (iii) obtain or maintain  insurance on the Collateral
or any other insurance;

                           (iv) pay or discharge  any tax,  assessment  or other
                  governmental charge or any Lien or encumbrance of any kind owing with respect to, or assessed or levied against, any part of the Collateral;

                           (v) take any action or omit to take any action provided for in any of the Security Documents, and the documents executed in connection therewith;

                           (vi)   advance any monies for any purpose; or

                           (vii) except at the specific direction of the Majority Bank Lenders or the Majority Note Lenders, record or file any Security Document, any other document or any other instrument referred to herein or therein with respect to any Lien.

                  (b) In addition to and not in limitation of the provisions of the foregoing Section 4.2(a), under no circumstances shall the Collateral Agent have any duty or obligation to take any actions hereunder, even if instructed to do so by the Majority Bank Lenders or the Majority Note Lenders or if expressly set forth herein, if the Collateral Agent determines, in its sole and absolute discretion, that such actions would subject it to liability or expense for which satisfactory indemnity has not been provided hereunder or otherwise.

         4.3 Specific Powers of the Collateral Agent. In addition to all powers necessary, appropriate, desirable or incidental to the Collateral Agent's performance of the specific duties set forth in Section 4.1 hereof, the Collateral Agent is hereby empowered and authorized to do, in its sole and absolute discretion, any and all of the following in connection with its performance of such duties; provided, however, that in no event shall it have any obligation to do so:

                  (a) establish bank accounts in its name with the right to be the only party authorized to draw from such account or accounts;

                  (b) employ such persons,  firms, or  professionals as it shall deem appropriate or desirable in connection with the performance of its duties hereunder, including, without limitation, appraisers, auctioneers, stockbrokers, custodians of securities, fiduciaries, commercial banks, investment banks, accountants, and attorneys; and

                  (c) execute and deliver, as Collateral Agent and on behalf of the Beneficiaries, any agreements, escrow instructions, bills of sale, applications, or any other documents related to or in any way connected with any disposition of the Collateral, or any portion thereof, permitted under this Agreement or directed by the Majority Bank Lenders or the Majority Note Lenders in accordance with the terms hereof; provided, however, that in the event it is unwilling or unable for any reason to execute and deliver such documents, then it promptly shall notify the Beneficiaries of such unwillingness or inability and shall request execution and delivery of such documents by the Majority Bank Lenders (if pursuant to direction of the Majority Bank Lenders) or the Majority Note Lenders (if pursuant to direction of the Majority Note Lenders).

         4.4 Written Instructions. Any written request or written instructions required or permitted to be given hereunder to the Collateral Agent shall be given exclusively by the Majority Bank Lenders or the Majority Note Lenders. In the event that the Collateral Agent receives written instructions from the Majority Bank Lenders or the Majority Note Lenders which the Collateral Agent determines, in its sole and absolute discretion, to be ambiguous, inconsistent, in conflict with other instructions previously received, or otherwise insufficient to direct the actions of the Collateral Agent, then the Collateral Agent shall have no obligation whatsoever to take or refrain from taking any action pursuant to such written instructions, but shall instead do any one or more of the following:

                  (a) seek additional written instructions from the Majority Bank Lenders or the Majority Note Lenders (as applicable) satisfactory to it;

          (b) resign as Collateral Agent in accordance with this Agreement; or

                  (c) at the expense of the Beneficiaries, commence an action in a court of appropriate jurisdiction requiring the Beneficiaries to interplead and settle among themselves their rights in and to the Collateral and any proceeds thereof then held by it.

The Collateral Agent shall not be liable to any party hereto by reason of its actions under this Section 4.4.

         4.5 Reliance. In acting with respect to this Agreement and the Security Documents, the Collateral Agent shall be entitled to:

                  (a) rely on any communication reasonably believed by it to be genuine and to have been made, sent, or signed by the person, firm, or institution by whom it purports to have been made, sent, or signed;

                  (b) rely as to any matters of fact which might reasonably be expected to be within the knowledge of the Beneficiaries or the Store Company or any of its Subsidiaries, upon a certificate signed by or on behalf of any of the Beneficiaries or the Store Company or any of its Subsidiaries;

                  (c) rely on the representations made by the Majority Bank Lenders and/or the Majority Note Lenders in their respective instructions regarding their respective authority to provide the instructions;

                  (d) rely on the advice or services of any persons, firms, or professionals employed by it pursuant to Section 4.3(b) hereof and rely upon the opinions and statements of any professional advisor so employed; and

                  (e) rely on any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond, or other paper or document which it reasonably believes to be genuine and to have been signed or presented by the proper person or, in the case of cables, facsimile transmissions, telecopies, and telexes, to have been sent by the proper person.

The Collateral Agent shall not be liable to any party hereto for any consequence of any such relying, acting, or refraining to act. Nothing in this Section 4.5 shall impair the right of the Collateral Agent in its discretion to take or omit to take any action which the Collateral Agent deems proper to take or omit to take if such action or omission is not inconsistent with any notice or direction from the Majority Bank Lenders or the Majority Note Lenders; provided, that the Collateral Agent shall not be under any obligation to take any action which is discretionary with the Collateral Agent under this Agreement or any other Security Document except as may be specified in a written notice from the Majority Bank Lenders or the Majority Note Lenders.

          4.6 No Responsibility. The Collateral Agent does not assume any responsibility for:

                  (a) any failure or delay in performance or breach by the Store Company or its Subsidiaries or by any Beneficiary of any obligation under the Intercreditor Agreement, the Loan Agreement, the Note Agreement or the Security Documents;

                  (b) the truth or accuracy of any representation or warranty or statement given or made in connection with the Intercreditor Agreement, the Loan Agreement, the Note Agreement or the Security Documents;

                  (c)  the  legality,  validity,  effectiveness,   adequacy,  or
         enforceability of the Intercreditor Agreement, the Loan Agreement, the Note Agreement or the Security Documents; or

                  (d) the validity, enforceability, or sufficiency of any agreement or instrument or any depreciation or diminution in the value of any Collateral or income thereon.

         As to any event or occurrence in which neither the Collateral Agent nor any person acting on its behalf is a participant, the Collateral Agent shall be conclusively presumed to have no knowledge of such event or occurrence, absent gross negligence or willful misconduct, except to the extent that the Collateral Agent shall have received a written notice from any of the Beneficiaries with respect thereto.

         4.7 Collateral Agent Protected. The Collateral Agent shall be protected in acting or refraining to act upon any certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, or paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. The Collateral Agent may consult with independent counsel of its selection, and the advice or written opinion of such counsel shall constitute full and complete protection in respect of any action taken, suffered, or omitted by it under this Agreement in good faith and in accordance with such opinion of counsel. The Collateral Agent may execute any of its powers hereunder or perform any duties hereunder either directly or through agents or attorneys and the Collateral Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; provided, however, that as between the other parties hereto and the Collateral Agent, all such powers and duties are those of the Collateral Agent as provided hereunder.


                                    ARTICLE V

                      APPLICATION OF PROCEEDS OF COLLATERAL

         5.1      Sharing Notice.  Upon receipt by the Collateral Agent of:

                  (a) notice from the Majority Bank Lenders of the acceleration and maturity of any amount outstanding under the Loan Agreement, the LaSalle Notes or any Security Document as a consequence of an Event of Default thereunder; or

                  (b) notice from the Majority Note Lenders of the acceleration and maturity of any amount outstanding under the Note Agreement, the Notes or any Security Document as a consequence of an Event of Default thereunder;

the Collateral Agent shall give notice (a "Sharing Notice") to each of the Beneficiaries informing it of the occurrence of such Event of Default and acceleration and requiring each Beneficiary to provide the Collateral Agent with all necessary information to enable the Collateral Agent to calculate such Beneficiary's pro rata share of any proceeds resulting from a foreclosure upon the Collateral, in accordance with Section 5.2 hereof. For purposes of this
Section 5.1, such necessary information for each Beneficiary shall include (i) a statement as to whether it holds Note Obligations or LaSalle Obligations, (ii) the amount of outstanding principal owed to such Beneficiary, (iii) the amount of accrued and unpaid interest owed to such Beneficiary, and (iv) all other information sufficient to permit the Collateral Agent to calculate accrued and unpaid interest on the amounts owed to such Beneficiary as of the date of any distribution hereunder. Upon receipt of such information, the Collateral Agent shall calculate and promptly notify the Beneficiaries as to any distribution to which each Beneficiary is entitled pursuant to Section 5.2. Any Sharing Notice shall be effective as of the date it is sent by the Collateral Agent and shall remain effective until all the Beneficiaries agree that such Sharing Notice is no longer in effect.

         5.2 Application of Proceeds. The receipt of any amounts on behalf of the Beneficiaries under the Loan Agreement, the LaSalle Notes, the Note Agreement, the Notes or any Security Document, or otherwise, and the proceeds of any sale, enforcement, or other disposition of any of the Collateral or any other distribution in respect of the Collateral (each, a "Distribution") shall be applied by the Beneficiaries and the Collateral Agent in the following order:

                  (a)  First,  to the  payment  of all  fees,  costs,  expenses, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements incurred or made by the Collateral Agent and its agents and counsel in connection with its obligations under this Agreement;

                  (b) Second, to the Senior Beneficiaries, as specified in the next sentence, until payment in full of all accrued and unpaid interest on the LaSalle Notes at the nondefault rates of interest specified in the Loan Agreement or the LaSalle Notes (excluding any interest on unpaid interest specified in the Loan Agreement or the LaSalle Notes) through and including the date of receipt of such amounts. The Collateral Agent shall distribute such Distribution by (i) multiplying the amount of such Distribution by the percentage specified for each such Senior Beneficiary listed on Schedule A hereto and paying to such Senior Beneficiary the lesser of (A) such amount or (B) the accrued interest owing to such Senior Beneficiary (excluding interest at the default rate and any interest on unpaid interest under the Loan Agreement or the LaSalle Notes) and (ii) multiplying the amount of any such Distribution remaining after application of clause (i) of this
         Section 5.2(b) by the percentage specified for each Senior Beneficiary listed on Schedule A hereto and paying such amount to such Senior Beneficiary;

                  (c) Third, to the Senior Beneficiaries, as specified in the next sentence, until payment in full of the lesser of (1) the remaining outstanding LaSalle Notes (including, without limitation, any remaining interest at the default rate of interest on overdue interest as specified in the Loan Agreement or the LaSalle Notes), or (2) $3,000,000 plus any remaining interest outstanding on the LaSalle Notes (including, without limitation, any remaining interest at the default rate of interest on overdue interest as specified in the Loan Agreement or the LaSalle Notes). The Collateral Agent shall distribute the portion of such Distribution remaining after complying with clauses (a) and (b) above by multiplying such remaining amount of such Distribution by the percentage specified for such Senior Beneficiary on Schedule A hereto and paying such amount to such Senior Beneficiary;

                  (d) Fourth, to the Subordinated Beneficiaries, as specified in the next sentence, until payment in full of all accrued and unpaid interest on the Senior Notes at the nondefault rates of interest specified in the Note Agreement (excluding any interest on unpaid interest specified in the Note Agreement or the Senior Notes) through and including the date of receipt of such amounts, with such amounts first being applied to interest on the Chocamerican Series 4 Notes and the MFI Series 3 Notes, pro rata. The Collateral Agent shall distribute the portion of such Distribution remaining after complying with clauses
         (a), (b) and (c) above by (i) multiplying the remaining amount of such Distribution by the percentage specified for each Subordinated Beneficiary listed on Schedule B hereto and paying to such Subordinated Beneficiary the lesser of (A) such amount or (B) the accrued interest owing to such Subordinated Beneficiary (excluding interest at the default rate and any interest on unpaid interest under the Note Agreement or the Senior Notes) and (ii) multiplying the remaining amount of any such Distribution remaining after application of clause
         (i) of this Section 5.2(d) by the percentage specified for each Subordinated Beneficiary listed on Schedule B hereto and paying such amount to such Subordinated Beneficiary;

                  (e) Fifth, to the Subordinated Beneficiaries and, in the event that the outstanding principal of the LaSalle Notes or any other amounts owing to the Senior Beneficiaries under the Loan Agreement have not been paid in full pursuant to clause (b) above, to the Senior Beneficiaries, as specified in the next sentence, until payment in full of the remaining outstanding Senior Notes and other amounts owing to the Senior Beneficiaries under the Loan Agreement (including, without limitation, any remaining interest at the default rate of interest on overdue interest as specified in the Note Agreement or the Senior Notes) and any remaining outstanding principal of the LaSalle Notes. The Collateral Agent shall distribute the portion of such Distribution remaining after complying with clauses (a), (b), (c) and (d) above by multiplying the remaining amount of such Distribution by the percentage specified for such Subordinated Beneficiary on Schedule B hereto and paying such amount to such Subordinated Beneficiary;

                  (f) Sixth, to the Subordinated Beneficiaries as specified in the next sentence, until payment in full of all accrued and unpaid interest on the Senior Subordinated Notes at the rate of interest specified in the Note Agreement (excluding any interest on unpaid interest specified in the Note Agreement or the Senior Subordinated Notes) through and including the date of receipt of such amounts. The Collateral Agent shall distribute the portion of such Distribution remaining after complying with clauses (a), (b), (c), (d) and (e) above by (i) multiplying the remaining amount of such Distribution by the percentage specified for each Subordinated Beneficiary listed on Schedule C hereto and paying to such Subordinated Beneficiary the lesser of (A) such amount or (B) the accrued interest owing to such Subordinated Beneficiary (excluding interest at the default rate and any interest on unpaid interest under the Note Agreement or the Senior Subordinated Notes) and (ii) multiplying the remaining amount of any such Distribution remaining after application of clause (i) by the percentage specified for each Subordinated Beneficiary listed on
         Schedule C hereto and paying such amount to such Subordinated Beneficiary;

                  (g) Seventh, to the Subordinated  Beneficiaries,  as specified in the next sentence, until payment in full of the remaining outstanding Senior Subordinated Notes. The Collateral Agent shall distribute the portion of such Distribution remaining after complying with clauses (a), (b), (c), (d), (e) and (f) above by multiplying the remaining amount of such Distribution by the percentage specified for such Subordinated Beneficiary on Schedule C hereto and paying such amount to such Subordinated Beneficiary;

                  (h) Eighth, to the Subordinated Beneficiaries, until payment in full of all other amounts owing under the Note Agreement or any of the Security Documents; and

                  (i) Ninth, to the Store Company, its successors or assigns, or as a court of competent jurisdiction may direct, or as is otherwise required by law.

         5.3 This Agreement Controlling. In the event of any conflict between the terms hereof concerning the Collateral and the duties, obligations and liabilities of the Collateral Agent, and the terms of any other agreement to which the Collateral Agent and one or more Beneficiaries and the Store Company are parties, the provisions contained herein concerning the Collateral and the duties, obligations, and liabilities of the Collateral Agent, shall be controlling, whether or not bankruptcy, receivership, or insolvency proceedings shall have at any time been commenced.

                                   ARTICLE VI

                                 CONFIDENTIALITY

         The Collateral Agent agrees, for the benefit of the Beneficiaries, the Store Company, and the Subsidiaries, to hold in confidence and not disclose any information (other than information (i) which was publicly known or otherwise known to the Collateral Agent at the time of disclosure (except pursuant to disclosure in connection with the Loan Agreement, the Note Agreement or the other Security Documents), (ii) which subsequently becomes publicly known through no act or omission by the Collateral Agent or (iii) which otherwise becomes known to the Collateral Agent on a nonconfidential basis from a source other than the Store Company or any Subsidiary, provided that such source, to the best of the Collateral Agent's knowledge, is not bound by a confidentiality agreement or similar understanding with the Store Company or any Subsidiary with respect thereto) delivered or made available by or on behalf of the Store Company or any Subsidiary to the Collateral Agent in connection with or pursuant to this Agreement which is proprietary in nature and clearly marked, labeled or otherwise designated as being confidential information, provided that nothing herein shall prevent the Collateral Agent from delivering copies of any financial statements and other documents delivered to the Collateral Agent, and disclosing any other information disclosed to the Collateral Agent, by or on behalf of the Store Company or any Subsidiary in connection with or pursuant to the Loan Agreement, the Note Agreement or the Security Documents to (i) the Collateral Agent's directors, officers, employees, agents, and professional consultants (it being understood that such directors, officers, employees, agents, and professional consultants shall be informed by the Collateral Agent, in advance of disclosure, of the confidential nature of the items delivered and shall be directed by the Collateral Agent to treat such items confidentially),
(ii) any holder of any Note or any LaSalle Note, (iii) any federal or state regulatory authority having jurisdiction over the Collateral Agent, and (iv) any other Person to which such delivery or disclosure may be reasonably necessary or appropriate in order to implement or facilitate the exercise of remedies by the Collateral Agent in its capacity as such. In the event that the Collateral Agent or any of the Collateral Agent's directors, officers, employees, agents, or professional consultants are requested or required (by oral question, interrogatories, requests for information or documents, subpoena, civil investigative demand, or similar process) to disclose any confidential material, the Collateral Agent agrees to provide the Beneficiaries and the Store Company with prompt notice of such request(s) so that they may seek an appropriate protective order and/or waive compliance with the provisions hereof. It is further agreed that if, in the absence of a protective order or the receipt of a waiver hereunder, the Collateral Agent or the Collateral Agent's directors, officers, employees, agents or professional consultants are nonetheless, in the opinion of their counsel, compelled to disclose confidential material or else stand liable for contempt or suffer significant financial penalty, the Collateral Agent may disclose such information without liability hereunder.

                                   ARTICLE VII

           AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF BENEFICIARIES

         7.1 Rights in Collateral. Each Beneficiary hereby acknowledges and agrees that:

                  (a) it shall have no right to take or initiate any independent direction or action respecting or against the Collateral or any portion thereof including, without limitation, the right to bid at any foreclosure sale of the Collateral or any portion thereof; provided, however, that this provision shall not be deemed to prohibit any Beneficiary from making any cash bid at any foreclosure sale to the same extent, in the same manner, and with the same effect as any party that is not a Beneficiary may so do;

                  (b) except as provided in paragraph (a) above, its sole right respecting the Collateral shall consist of the right of the Majority Bank Lenders (if such Beneficiary is a Senior Beneficiary) or the
         Majority Note Lenders (if such Beneficiary is a Subordinated Beneficiary) to provide written instructions to the Collateral Agent and to receive, in accordance with this Agreement, the proceeds realized through the actions directed by the Majority Bank Lenders or the Majority Note Lenders; and

                  (c) it shall be bound in all respects by any and all actions taken by the Collateral Agent pursuant to this Agreement in respect of the Collateral or any portion thereof so long as such actions are permitted or required by this Agreement or directed by the Majority Bank Lenders or the Majority Note Lenders in accordance with the terms hereof.

         7.2 Duty to Hold in Trust. If any Beneficiary (or any assignee of any Beneficiary) obtains any payments in respect of the Notes or the other Obligations (whether by way of payment of excess cash as provided in Section 5.2(c) of the Note Agreement, or any other voluntary or involuntary payment, the exercise of any right of setoff, offset, deduction, reimbursement or recoupment, the application of any provision of any document (other than this Agreement, or the Loan Agreement or the LaSalle Notes or the Note Agreement or the Notes), or any other manner (except pursuant to this Agreement or the Loan Agreement or the LaSalle Notes or the Note Agreement the Notes), such Beneficiary agrees herein to hold such payment in trust for the benefit of all the Beneficiaries, and forthwith shall notify all other Beneficiaries thereof of its (or such assignee's) obtaining such payment and, after receipt of a Sharing Notice pursuant to Section 5.1 hereof, pay to the Collateral Agent for distribution to the Beneficiaries in accordance with the priorities specified in Section 5.2, an amount equal to the payment so received, net of any out-of-pocket costs and expenses paid by such Beneficiary (or such assignee) in so obtaining the same. Upon receipt of any such payment, the Collateral Agent shall distribute the same to all the Beneficiaries in accordance with the priorities set forth in Section
5.2 hereof.
         7.3 Authority. The Store Company and each Beneficiary hereby represent and warrant to all other parties hereto that:

                  (a) the execution, delivery, and performance by it of this Agreement has been duly authorized by all necessary corporate action, will not violate any provision of law, governmental regulation, or any agreement or instrument to which it is a party, and requires no governmental or other consent; and

                  (b) this Agreement is valid, binding, and enforceable against it in accordance with its terms.

                                  ARTICLE VIII

                   RESIGNATION OR REMOVAL OF COLLATERAL AGENT

         The Collateral Agent may, by written notice to the Beneficiaries, at any time resign its agency under this Agreement. The Majority Lenders may remove the Collateral Agent by written notice to the Collateral Agent. No such resignation or removal shall become effective unless and until a successor Collateral Agent under this Agreement is appointed and has accepted the appointment, such successor Collateral Agent to be appointed by the Majority Lenders and be reasonably acceptable to LaSalle; provided, however, that if no successor Collateral Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Collateral Agent's giving notice of resignation or after notice to the retiring Collateral Agent of the retiring Collateral Agent's removal, as the case may be, then the retiring Collateral Agent may apply to any court of competent jurisdiction, at the expense of the Beneficiaries, to appoint a successor Collateral Agent to act until such time as a successor shall have been appointed by the Majority Lenders. Upon receipt by the predecessor Collateral Agent of any fees, expenses, or costs due it hereunder and the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring Collateral Agent, and the referring Collateral Agent shall be discharged from any further duties and obligations under this Agreement except the duty to execute and deliver any documents necessary to vest or confirm the vesting of such rights, powers, privileges, and duties in such successor Collateral Agent. After the retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, each reference herein to a place for giving of notice or deliveries to the Collateral Agent shall be deemed to refer to the principal office of the successor Collateral Agent or such other office of the successor Collateral Agent as it may specify to each party hereto.

                                   ARTICLE IX

                                 INDEMNIFICATION

         9.1      Indemnification.

         (a) The Store Company agrees to pay, indemnify, and hold the Collateral Agent and each director, officer, employee, agent, bailee, or other person acting on behalf of the Collateral Agent, and each stockholder of any thereof, harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, the reasonable fees and disbursements of counsel and other advisers), or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, including, without limitation, any amendment hereto, and the other Security Documents (including arising from the ordinary negligence of the person seeking indemnification) unless arising from the gross negligence or willful misconduct of the person seeking indemnification.

         (b) in any suit, proceeding, or action brought by the Collateral Agent under or with respect to the Collateral for any sum owing thereunder, or to enforce any provisions hereof or of any of the other Security Documents, the Store Company will save, indemnify, and keep the Collateral Agent (including its successors, assigns, employees, and agents) and the Beneficiaries harmless from and against all expense, loss, or damage suffered by reason of any defense, set-off, counterclaim, recoupment, or reduction of liability whatsoever of the obligee thereunder, arising out of a breach by the Store Company or any Subsidiary of any obligation hereunder or thereunder or arising out of any other agreement, indebtedness, or liability at any time owing to or in favor of such obligee or its successors from the Store Company or any Subsidiary, and all such obligations of the Store Company or any Subsidiary shall be and remain enforceable against and only against the Store Company or any Subsidiary and shall not be enforceable against the Collateral Agent or the Beneficiaries.

         (c) the obligations under this Section 9.1 shall survive the termination or modification of the other provisions of this Agreement and shall survive the commencement of a case under any applicable bankruptcy law on behalf of or against the Store Company or any Subsidiary or Affiliate of the Store Company or any other proceeding for the reorganization, management, adjustment of debt, dissolution, or liquidation on behalf of or against the Store Company or any Subsidiary or Affiliate of the Store Company and shall survive any dissolution of the Store Company or any Subsidiary or Affiliate of the Store Company.

                                    ARTICLE X

                             SUCCESSORS AND ASSIGNS

         10.1 Assignees. No provision of this Agreement shall restrict in any manner the assignment, participation, or other transfer by any Beneficiary of all or any part of its right, title, or interest under the Note Agreement, the Notes, the Loan Agreement, the LaSalle Notes or any Security Document; provided, however, that, unless the transferee becomes a Beneficiary for purposes hereof in accordance with Section 10.2 hereof, the transferor Beneficiary shall remain obligated to perform pursuant to this Agreement with respect to the interest transferred.

         10.2 Additional Beneficiaries. In connection with an assignment of all or a part of its right, title, and interest under the Note Agreement, the Notes, the Loan Agreement, the LaSalle Notes or any Security Document to any Accredited Investor (within the meaning of Regulation D under the Securities Act of 1933, as amended) (the "Transferee"), together with, in the case of any Transferee under the Note Agreement, the Notes, the Loan Agreement, the LaSalle Notes or any Security Document, the assumption by the Transferee of the obligations, if any, of such Beneficiary thereunder to the extent of the interest assigned, all in accordance with the applicable provisions of the Note Agreement, the Loan Agreement or such Security Document, such Transferee shall become a Beneficiary hereunder only upon (i) the written agreement of such transferor Beneficiary and such Transferee and (ii) receipt by the Collateral Agent and the other Beneficiaries of a notice from the Transferee of such transfer. Upon any assignment by a Beneficiary to a Transferee in accordance with the provisions of this Section 10.2, the Schedules to this Agreement shall be deemed to be amended as appropriate to reflect the right, title and interest assigned by a Beneficiary to such Transferee.

         10.3 Benefit of the Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Store Company may not assign any rights or obligations under this Agreement without the prior written consent of the Majority Bank Lenders and the Majority Note Lenders.


                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1 Notices. All notices and other communications provided for in this Agreement shall be given or made by facsimile transmission, first class mail, overnight delivery or personal delivery to the intended recipient at the address specified herein or below its signature on the signature pages hereof, or, as to any party at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section 11.1. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile transmission, subject to telephone confirmation of receipt and the provision immediately thereafter of a copy by first class mail, overnight delivery or personal delivery, or, in the case of a mailed notice, when duly deposited in the U.S. mails, first class postage prepaid, in each case given or addressed as aforesaid, except that notices and communications to the Collateral Agent shall not be effective until received by the Collateral Agent at its address listed on the signature page hereof or at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section 11.1.

         11.2 No Partnership or Joint Venture. Nothing contained in this Agreement, and no action taken by the Collateral Agent or the Beneficiaries (or any of them) pursuant hereto, is intended to constitute or shall be deemed to constitute a partnership, association or joint venture among any of the parties hereto and no party hereto shall hold itself out in any manner to the contrary.

          11.3 Payments. All payments hereunder shall be made in U.S. dollars in immediately available funds.

         11.4 Term. This Agreement shall remain in effect until all the Notes and the other Obligations and all the LaSalle Notes and the other LaSalle Obligations are paid in full.

         11.5 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any document or agreement required hereunder.

         11.6 Counterparts. This Agreement may be executed by the parties hereto in as many counterparts as may be deemed necessary or convenient, and each such counterpart, when so executed, shall be deemed an original and all such counterparts shall constitute but one and the same agreement.

         11.7 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         11.8 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by each of the Beneficiaries (and, if the rights or duties of the Collateral Agent are affected thereby, by the Collateral Agent).
         11.9 Entire Agreement. This Agreement and any agreement, document or instrument attached hereto or referred to herein integrates all the terms and conditions mentioned herein or incidental hereto, and supersedes all oral negotiations and prior writings in respect to the subject matter hereof unless such prior writings are referred to herein. In the event of any conflict between the terms hereof concerning the Collateral and the duties, obligations and liabilities of the Collateral Agent, and the terms of any other agreement to which the Collateral Agent and one or more Beneficiaries and the Store Company are parties, the provisions contained herein concerning the Collateral and the duties, obligations, and liabilities of the Collateral Agent, shall be controlling, whether or not bankruptcy, receivership, or insolvency proceedings shall have at any time been commenced.

[Balance of page intentionally left blank; signature page follows.]

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Collateral Agency Agreement by their duly authorized officers as of the day and year first above written.


                                                     THE BANK OF NEW YORK, as
                                                       Collateral Agent


                                          By:/s/Timothy J. Shea
                                          Name:Timothy J. Shea
                                          Title:Assistant Treasurer


                                                     Address for notices:

                                                    The Bank of New York
                                              101 Barclay Street, Floor 21 West
                                                 New York, New York  10286
                                               Attn:  Corporate Trust Trustee
                                                       Administration
                                                    Telephone:  (212) 815-5287
                                                   Telecopier:  (212) 815-5195



                                                     CHOCAMERICAN, INC.


                                          By:/s/Francois E. de Carbonnel
                                          Name:Francois E. de Carbonnel
                                          Title:Chairman

                                                     Address for notices:

                                                    Chocamerican, Inc.
                                                    1105 North Market Street
                                                    Suite 1300
                                                    Wilmington, Delaware  19801
                                                    Attn:  FranHois de Carbonnel
                                                    Telephone:  (302) 428-1146
                                                    Telecopier:  (216) 883-7980


                                   THE PRUDENTIAL INSURANCE COMPANY
                                   OF AMERICA



                                          By:/s/Paul L. Meirin
                                          Name:Paul L. Meirin
                                          Title:Vice Presaident

                                           Address for notices:

                                                  The Prudential Insurance
                                                  Company of America
                                                  c/o Prudential Financial
                                                  Restructuring Group
                                                  Four Gateway Center
                                                  100 Mulberry Street
                                                  Newark, New Jersey  07102-4069
                                                  Attn:  Managing Director
                                                  Telephone:  (201) 802-7500
                                                  Telecopier:  (201) 802-7045



                                     PRINCIPAL MUTUAL LIFE INSURANCE
                                     COMPANY


                                          By:/s/John D.Cleavenger
                                          Name:John D. Cleavenger
                                          Title:Counsel

                                                     Address for notices:
                                     Principal Mutual Life Insurance
                                     Company
                                               Investment Securities Department
                                               The Principal Financial Group
                                               711 High Street
                                               Des Moines, Iowa  50392-0800
                                               Attn:  Mark P. Denkinger
                                               Telephone:  (515) 248-8016
                                               Telecopier:  (515) 248-2490

                      CONTRARIAN CAPITAL ADVISORS, L.L.C.,
                        AS AGENT FOR THE ENTITIES LISTED
                                     BELOW:
                             OPPENHEIMER & CO., INC.
                       OPPENHEIMER HORIZON PARTNERS, L.P.
                        OPPENHEIMER INSTITUTIONAL HORIZON
                                 PARTNERS, L.P.
                        OPPENHEIMER INSTITUTIONAL HORIZON
                                  FUND II, LTD.
                                   THE & TRUST



                                           By:
                                           Name:
                                           Title:
                                                            Address for notices:

                                             Contrarian Capital Advisors, L.L.C.
                                               411 West Putnam Avenue, Suite 225
                                                    Greenwich, Connecticut 06830
                                                            Attn: Janice Stanton
                                                       Telephone: (203) 862-8204
                                                      Telecopier: (203) 629-1977



                                                    PRUCO LIFE INSURANCE COMPANY


                                           By:/s/Paul L. Meirin
                                           Name:Paul L. Meirin
                                           Title:Vice President

                                                            Address for notices:

                                                    Pruco Life Insurance Company
                                                        c/o Prudential Financial
                                                             Restructuring Group
                                                             Four Gateway Center
                                                             100 Mulberry Street
                                                   Newark, New Jersey 07102-4069
                                                         Attn: Managing Director
                                                       Telephone: (201) 802-7500
                                                      Telecopier: (201) 802-7045



                                                                MRS. FIELDS INC.


                                           By:/s/Herbert S. Winokur
                                           Name:Herbert S. Winokur
                                           Title:President

                                                            Address for notices:

                                                                Mrs. Fields Inc.
                                                          462 West Bearcat Drive
                                                      Salt Lake City, Utah 84115
                                                           Attn: Larry A. Hodges
                                                       Telephone: (801) 463-2200
                                                             Fax: (801) 463-2183

                                              MRS. FIELDS' HOLDING COMPANY, INC.


                                           By:/s/Herbert S. Winokur
                                           Name:Herbert S. Winour
                                           Title:President

                                                            Address for notices:

                                              Mrs. Fields' Holding Company, Inc.
                                                c/o Capricorn Investors II, L.P.
                                                              30 East Elm Street
                                                    Greenwich, Connecticut 06830
                                                        Attn: Herbert S. Winokur
                                                       Telephone: (203) 861-6600
                                                      Telecopier: (203) 861-6671



                                             MRS. FIELDS' ORIGINAL COOKIES, INC.


                                           By:/s/Herbert S. Winokur
                                           Name:Herbert S. Winokur
                                           Title:President

                                                            Address for notices:

                                             Mrs. Fields' Original Cookies, Inc.
                                                c/o Capricorn Investors II, L.P.
                                                              30 East Elm Street
                                                    Greenwich, Connecticut 06830
                                                        Attn: Herbert S. Winokur
                                                       Telephone: (203) 861-6600
                                                      Telecopier: (203) 861-6671



                                                           LASALLE NATIONAL BANK


                                           By:/s/Jon A. Levey
                                           Name:Jon A. Levey
                                           Title:Asst. Vice President

                                                            Address for notices:

                                                           LaSalle National Bank
                                                        135 South LaSalle Street
                                                         Chicago, Illinois 60603
                                                         Attn: Jonathan A. Levey
                                                       Telephone: (312) 904-7641
                                                      Telecopier: (312) 904-5483

                                                   MRS. FIELDS COOKIES AUSTRALIA


                                           By:/s/L. Tim Pierce
                                           Name:L. Tim Pierce
                                           Title:SVP and CFO

                                                            Address for notices:

                                                                Mrs. Fields Inc.
                                                          462 West Bearcat Drive
                                                      Salt Lake City, Utah 84115
                                                           Attn: Larry A. Hodges
                                                       Telephone: (801) 463-2200
                                                             Fax: (801) 463-2183



                                                  MRS. FIELDS' OTHER NAMES, INC.


                                           By:/s/L. Tim Pierce
                                           Name:L. Tim Pierce
                                           Title:SVP and CFO

                                                            Address for notices:

                                                                Mrs. Fields Inc.
                                                          462 West Bearcat Drive
                                                      Salt Lake City, Utah 84115
                                                           Attn: Larry A. Hodges
                                                       Telephone: (801) 463-2200
                                                             Fax: (801) 463-2183



                                                           FAIRFIELD FOODS, INC.


                                           By:/s/L. Tim Pierce
                                           Name:L. Tim Pierce
                                           Title:VP

                                                            Address for notices:

                                                                Mrs. Fields Inc.
                                                          462 West Bearcat Drive
                                                      Salt Lake City, Utah 84115
                                                           Attn: Larry A. Hodges
                                                       Telephone: (801) 463-2200
                                                             Fax: (801) 463-2183



                                   SCHEDULE A

                       PRINCIPAL AMOUNTS OF LASALLE NOTES


Principal Amount
of LaSalle Notes                     Amount            Percentage

LaSalle National Bank              $3,000,000             100%



                                   SCHEDULE B

                        PRINCIPAL AMOUNTS OF SENIOR NOTES


Principal Amount
of Senior Notes                            Amount              Percentage

Chocamerican, Inc.                      $27,000,000               64.3%

The Prudential Insurance
Company of America                        5,079,360               12.1%

Principal Mutual Life
 Insurance Company                        1,356,640                3.2%

Pruco Life Insurance Company                211,600                0.5%

Contrarian Capital Advisors,
 L.L.C. (as agent)                        1,352,400                3.2%

Mrs. Fields Inc.                          6,965,864               16.7%

Totals                                  $41,965,864              100.0%
                                        -----------              ------




                                   SCHEDULE C

                 PRINCIPAL AMOUNTS OF SENIOR SUBORDINATED NOTES

Principal Amount of
Senior Subordinated Notes                     Amount            Percentage

Chocamerican, Inc.                         $ 7,357,000            61.3%

Mrs. Fields Holding Company, Inc.            4,643,000            38.7%

Totals                                     $12,000,000           100.0%
                                           -----------           ------


                                 EXHIBIT 4.1(k)



Dear Mrs. Fields Franchisee:

         The Bank of New York is the collateral agent (the "Collateral Agent") for a group of companies that has lent money to Mrs. Fields' Original Cookies, Inc. (the "Company"). We have been authorized by these lenders and by the Company to provide this letter to you as you have requested.

         Under the terms of the various documents that the Company has signed, the Company and its subsidiaries have granted to us on behalf of these lenders continuing security interests in the trademarks, service marks, trade names, logos and other symbols of the Mrs. Fields cookie business, as well as in the recipes and other trade secrets that have been used in the Mrs. Fields cookie business (collectively, the "Trademarks and Trade Secrets"). If the Company defaults on its loans and the lenders become entitled to foreclose under the terms of the security agreement, the lenders may receive or become entitled to sell the Trademarks and Trade Secrets.

         The purpose of this letter is to inform you, as a holder or prospective holder of a franchise and trademark license from the Company and/or its subsidiaries, that in the event of a foreclosure by us on behalf of the lenders on the Trademarks and Trade Secrets, the documents specifically recognize your rights (and prospective rights) under the franchise and trademark licenses from the Company and/or its subsidiaries and provide that these rights cannot be disturbed or interfered with by any such foreclosure and that the collateral agent and the lenders are not authorized to disturb these rights; provided, however, that nothing set forth herein shall be construed to waive any default by you which may exist now or in the future under any of the agreements governing a franchise and trademark license or any remedy which the Collateral Agent or the lenders may have with respect thereto or any other rights of the Company thereunder. If you should have any questions regarding this letter, please contact ___________________________ at the Company.

                                                     Very truly yours,

                                                     The Bank of New York,
                                                       as Collateral Agent


                                          By:__________________________________
                                      Name:
                                     Title: